MUNIYIELD
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 2000

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                         MuniYield California Insured Fund, Inc., April 30, 2000

TO OUR SHAREHOLDERS

For the six months ended April 30, 2000, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.392 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 6.12%, based on a month-end per share net asset value of $12.84. Over the same period, the total investment return on the Fund's Common Stock was 4.19%, based on a change in per share net asset value from $12.73 to $12.84, and assuming reinvestment of $0.395 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.94% for Series A and 3.18% for Series B.

The Municipal Market Environment

Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

For the six months ended April 30, 2000, we managed the Fund with the intent of sustaining an attractive level of tax-exempt income. Our strategy for the Fund was to remain invested in the highest-yielding bonds that could be purchased without sacrificing the credit quality of the Fund as well as to maintain a neutral portfolio structure. We accomplished this by purchasing higher coupon bonds in the 10-year-15-year maturity range and selling lower coupon bonds in the 20-year-30-year maturity range. These transactions were accomplished with a minimal forfeit in yield. This strategy proved advantageous throughout the period because although the market experienced interest rate volatility, the Fund was able to increase its income without being subjected to broad swings in volatility.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten.


                                     2 & 3

                         MuniYield California Insured Fund, Inc., April 30, 2000

While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we believe that interest rates will be volatile until the markets regain confidence that the Federal Reserve Board has inflation under control. Within this environment, we anticipate that there will be opportunities to purchase bonds at attractive levels that will enhance the Fund's return when interest rates return to lower levels. In the meantime, we expect to maintain our neutral position and purchase longer-duration bonds when interest rates rise to levels that are not consistent with current economic activity.

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

May 30, 2000

PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Shares Voted       Shares Withheld
                                                                                                   For              From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn                                      10,706,810            196,732
                                            James H. Bodurtha                                   10,706,810            196,732
                                            Herbert I. London                                   10,706,810            196,732
                                            Roberta Cooper Ramo                                 10,705,767            197,775
                                            Arthur Zeikel                                       10,706,810            196,732

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted     Shares Voted     Shares Voted
                                                                                          For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                   10,739,123         28,178          136,242
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2000, MuniYield California Insured Fund, Inc.'s Preferred Stock shareholders (Series A and B) voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Shares Voted       Shares Withheld
                                                                                                   For              From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha, Herbert I. London,
   Joseph L. May, Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel as follows:
                                            Series A                                                 1,777                  0
                                            Series B                                                 1,752                  3

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted     Shares Voted     Shares Voted
                                                                                          For            Against          Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                                        1,777              0                0
                                            Series B                                        1,752              3                0
------------------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                         MuniYield California Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount   Issue                                                                                             Value
====================================================================================================================================
California--92.8%

AAA       Aaa    $ 3,500   ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's Hospital Medical
                           Center), 6% due 12/01/2029 (a)                                                                   $  3,541
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000   ABC, California, Unified School District, GO, Series A, 4.75% due  8/01/2022 (b)                    1,691
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000   Bay Area Government Association, California, Revenue Refunding Bonds (California Redevelopment
                           Agency Pool), Series A, 6% due 12/15/2024 (f)                                                       2,018
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000   Beverly Hills, California, Public Financing Authority, Lease Revenue Refunding Bonds, INFLOS,
                           7.42% due 6/01/2015 (h)(j)                                                                          1,990
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (h)                      2,082
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      4,125   Burbank, California, Public Service Department, Electric Revenue Refunding Bonds, 4.75%
                           due 6/01/2023 (f)                                                                                   3,471
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa      5,985   California Educational Facilities Authority Revenue Bonds, RITR, AMT, Series 37, 5.47%
                           due 4/01/2028 (a)(j)                                                                                5,256
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2      2,750   California Educational Facilities Authority, Revenue Refunding Bonds, RIB, Series 147,
                           5.79% due 10/01/2027 (j)                                                                            2,512
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa2      1,700   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7% due 8/01/2026 (c)                  1,746
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa3      2,500   California HFA, M/F Housing III Revenue Refunding Bonds, AMT, Series A, 5.375% due 8/01/2028        2,263
------------------------------------------------------------------------------------------------------------------------------------
                           California HFA, Revenue Bonds, RIB, AMT (j):
NR*       Aaa      3,585     Series 150, 6.24% due 2/01/2029 (h)                                                               3,271
A+        Aa2      1,950     Series B-2, 8.483% due 8/01/2023 (c)                                                              2,047
------------------------------------------------------------------------------------------------------------------------------------
                           California Health Facilities Finance Authority Revenue Bonds (Kaiser Permanente):
AAA       NR*      8,750     RIB, Series 26, 5.765% due 6/01/2022 (f)(j)                                                       7,953
AAA       Aaa      9,250     Series A, 5.50% due 6/01/2022 (f)                                                                 8,818
------------------------------------------------------------------------------------------------------------------------------------
                           California Health Facilities Finance Authority, Revenue Refunding Bonds, VRDN (k):
A1+       VMIG1+     100     (Adventist Hospital), Series A, 5.45% due 9/01/2028 (h)                                             100
A1+       VMIG1+     600     (Adventist Hospital), Series B, 5.45% due 9/01/2028 (h)                                             600
A1+       VMIG1+     300     (Adventist Hospital), Series C, 5.45% due 9/01/2015 (h)                                             300
A1+       VMIG1+     800     (Sutter/Catholic Healthcare System), Series B, 5.85% due 7/01/2012 (a)                              800
------------------------------------------------------------------------------------------------------------------------------------
                           California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and Electric),
                           VRDN (k):
A1+       NR*        700     AMT, Series B, 6.20% due 11/01/2026                                                                 700
A1+       NR*        100     AMT, Series C, 5.45% due 11/01/2026                                                                 100
A1+       NR*        200     Series A, 5.45% due 12/01/2018                                                                      200
A1+       NR*      2,000     Series C, 6.15% due 11/01/2026                                                                    2,000
A1+       NR*        400     Series D, 6.10% due 11/01/2026                                                                      400
A1+       VMIG1+   1,500     Series E, 2.75% due 11/01/2026                                                                    1,500
A1+       NR*        800     Series F, 5.45% due 11/01/2026                                                                      800
------------------------------------------------------------------------------------------------------------------------------------
                           California Pollution Control Financing Authority, PCR, Refunding (Southern California
                           Edison Company):
AAA       Aaa      3,500     Series A, 5.45% due 9/01/2029 (h)                                                                 3,309
A1        VMIG1+   1,200     VRDN, Series A, 6.15% due 2/28/2008 (k)                                                           1,200
A1        P1         400     VRDN, Series D, 6.15% due 2/28/2008 (k)                                                             400
------------------------------------------------------------------------------------------------------------------------------------
                           California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds (Mortgage-Backed
                           Securities Program), AMT (d):
AAA       NR*      1,900     Series A, 6.35% due 12/01/2029 (e)                                                                1,967
NR*       Aaa      1,060     Series A-1, 6.90% due 12/01/2024 (g)                                                              1,113
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa2      1,000   California State Department of Water Resources, Water System Revenue Bonds (Central Valley
                           Project), Series O, 4.75% due 12/01/2017                                                              881
------------------------------------------------------------------------------------------------------------------------------------
                           California State, GO:
AAA       Aaa      3,000     6.25% due 10/01/2019 (h)                                                                          3,164
AAA       Aaa      1,000     4.50% due 12/01/2021 (b)                                                                            817
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa3      2,500   California State, GO, Refunding, 5% due 2/01/2020                                                   2,231
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*      1,500   California State Public Works Board, Lease Revenue Bonds (Department of Corrections), Series A,
                           5.25% due 9/01/2014 (h)                                                                             1,476
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      8,000   California State Public Works Board, Lease Revenue Refunding Bonds (Department of Corrections),
                           Series B, 5.625% due 11/01/2016 (h)                                                                 8,067
------------------------------------------------------------------------------------------------------------------------------------
                           California Statewide Communities Development Authority, COP:
NR*       VMIG1+     800     (Continuing Care/University Project), VRDN, 5.45% due 11/15/2028 (k)                                800
AAA       Aaa      2,000     (John Muir/Mount Diablo Health System), 5.50% due 8/15/2012 (h)                                   2,048
AAA       Aaa      2,105     (Kaiser Permanente), 5.30% due 12/01/2015 (f)                                                     2,045
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa      1,000   Central Unified School District, California, COP, Refunding (Refinancing Project), 4.70%
                           due 8/01/2014 (h)                                                                                     911
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      3,000   Cerritos, California, Public Financing Authority Revenue Bonds (Los Coyotes Redevelopment
                           Project Loan), Series A, 6.50% due 11/01/2023 (a)                                                   3,284
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        865   Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds,
                           Senior Lien, Series A, 5.75% due 9/15/2014 (a)                                                        906
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      3,200   Contra Costa County, California, COP, Refunding (Merrithew Memorial Hospital Project), 5.375%
                           due 11/01/2017 (h)                                                                                  3,099
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,060   Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Southwest Industrial
                           Park Project), 4.75% due 9/01/2026 (h)                                                              1,719
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      2,000   King City, California, Joint Unified High School District, GO, Refunding, 5% due 8/01/2020 (b)      1,791
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      3,500   Long Beach, California, Harbor Revenue Refunding Bonds, AMT, Series A, 6% due 5/15/2012 (b)         3,700
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa      1,000   Los Angeles, California, Department of Airports, Airport Revenue Bonds (Los Angeles International
                           Airport), AMT, Series D, 5.50% due 5/15/2007 (b)                                                    1,028
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa     19,000   Los Angeles, California, Department of Water and Power, Electric Plant Revenue Bonds, 5.50%
                           due 6/15/2025 (f)                                                                                  18,177
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
INFLOS   Inverse Floating Rate Municipal Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     6 & 7

                         MuniYield California Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount   Issue                                                                                              Value
====================================================================================================================================
California (concluded)

                           Los Angeles, California, Department of Water and Power, Electric Plant Revenue Refunding Bonds:
A+       Aa3     $ 7,140     6.125% due 2/15/2018                                                                            $ 7,273
A+       Aa3       2,000     5.875% due 2/15/2020                                                                              2,000
A+       Aa3       2,500     6% due 2/15/2030                                                                                  2,502
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,000   Los Angeles, California, Department of Water and Power, Waterworks Revenue Refunding
                           Bonds, 4.25% due 10/15/2030 (b)                                                                     7,498
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      14,730   Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 6.25% due
                           11/01/2026 (h)                                                                                     15,061
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,600   Los Angeles, California, Parking Revenue Bonds, Series A, 5.25% due 5/01/2029 (a)                   5,999
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C, 4% due
                           6/01/2016 (h)                                                                                       1,610
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,150   Los Angeles County, California, COP, Refunding (Edmund D. Edelman Children's Court),
                           6% due 4/01/2012 (a)                                                                                1,188
------------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       5,000   Metropolitan Water District of Southern California, Waterworks Revenue Refunding Bonds,
                           Series A, 4.75% due 7/01/202                                                                       24,212
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Monterey County, California, COP, Refunding (Natividad Medical Center Improvement),
                           Series E, 4.75% due 8/01/2025 (h)                                                                   4,158
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,175   Mount Pleasant, California, Elementary School District, GO, Series B, 6.35% due
                           12/01/2024 (f)                                                                                      2,295
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,900   Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds, INFLOS,
                           7.661% due 9/01/2019 (h)(j)                                                                         1,890
------------------------------------------------------------------------------------------------------------------------------------
                           Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M. Harris),
                           Series A (a):
AAA      Aaa       2,465     5.50% due 4/01/2011                                                                               2,537
AAA      Aaa       3,000     5.50% due 4/01/2014                                                                               3,030
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,245   Orange County, California, Airport Revenue Refunding Bonds, AMT, 5.625% due 7/01/2012 (h)           1,267
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,000   Orange County, California, Public Financing Authority, Waste Management System Revenue
                           Refunding Bonds, AMT, 5.75% due 12/01/2010 (a)                                                      1,038
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Orchard, California, School District, GO, Series A, 6.5% due 8/01/2005 (b)(i)                       2,189
------------------------------------------------------------------------------------------------------------------------------------
                           Palmdale, California, COP (Courthouse and City Hall Project) (a):
AAA      NR*       2,095     5% due 9/01/2019                                                                                  1,886
AAA      NR*       5,070     4.75% due 9/01/2029                                                                               4,170
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       9,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (h)               9,452
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       5,000   Port Oakland, California, RITR, AMT, Class R, Series 5, 6.42% due 11/01/2012 (b)(j)                 5,208
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa      10,490   Roseville, California, Special Tax Refunding Bonds (Community Facilities District
                           1-Northwest), 4.75% due 9/01/2020 (f)                                                               9,015
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Sacramento, California, Municipal Utility District, Electric Revenue Refunding Bonds,
                           Series G, 6.50% due 9/01/2013 (h)                                                                   1,131
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   San Diego, California, IDR, Refunding (San Diego Gas and Electric Company), Series C,
                           5.90% due 9/01/2018 (f)                                                                             2,024
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,085   San Diego, California, Water Utility Fund, Net System Revenue Bonds, 5.375%
                           due 8/01/2015 (b)                                                                                   2,067
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,570   San Diego County, California, COP (Salk Institute for Bio Studies), 5.75% due 7/01/2022 (h)         3,526
------------------------------------------------------------------------------------------------------------------------------------
                           San Francisco, California, City and County Airport Commission, International Airport
                           Revenue Bonds, Second Series:
AAA      Aaa       8,500     AMT, Issue 11, 6.25% due 5/01/2026 (b)                                                            8,636
AAA      Aaa       2,500     AMT, Issue 22, 4.75% due 5/01/2023 (a)                                                            2,056
AAA      Aaa       4,660     Issue 21, 4.50% due 5/01/2023 (h)                                                                 3,764
AAA      Aaa       3,000     Issue 21, 4.50% due 5/01/2026 (h)                                                                 2,401
------------------------------------------------------------------------------------------------------------------------------------
                           San Francisco, California, City and County Airport Commission, International Airport
                           Revenue Refunding Bonds, Second Series, Issue 20 (h):
AAA      Aaa       5,000     4.50% due 5/01/2013                                                                               4,501
AAA      Aaa       3,000     4.50% due 5/01/2026                                                                               2,401
------------------------------------------------------------------------------------------------------------------------------------
                           San Francisco, California, City and County Redevelopment Agency, Lease Revenue Refunding
                           Bonds (George R. Moscone Convention Center) (f):
AAA      Aaa       1,200     6.80% due 7/01/2019                                                                               1,293
AAA      Aaa       2,060     6.75% due 7/01/2024                                                                               2,215
------------------------------------------------------------------------------------------------------------------------------------
                           San Jose, California, Redevelopment Agency, Tax Allocation Bonds:
AAA      Aaa       4,560     (Merged Area Redevelopment Project), 4.75% due 8/01/2029 (a)                                      3,762
NR*      Aaa       3,650     RIB, AMT, Series 149, 6.44% due 8/01/2027 (h)(j)                                                  3,494
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   San Mateo County, California, Transit District, Sales Tax Revenue Refunding Bonds, Series
                           A, 8% due 6/01/2020 (h)                                                                             5,132
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,540   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                           Replacement Project), Series A, 7.75% due 11/15/2011 (a)                                            4,337
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,850   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Refunding Bonds,
                           Series A, 6.40% due 9/01/2022 (h)                                                                   1,898
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,185   Santa Rosa, California, High School District, GO, 6.375% due 5/01/2016 (h)                          2,299
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   South Orange County, California, Public Financing Authority, Special Tax Revenue
                           Refunding Bonds, Senior Lien, Series A, 7% due 9/01/2007 (h)                                        1,125
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,185   Stockton, California, Public Financing Revenue Refunding Bonds, Series A, 5.875%
                           due 9/02/2016 (f)                                                                                   1,219
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Tehachapi, California, COP, Refunding (Installment Sale), 5.75% due 11/01/2016 (f)                  1,529
------------------------------------------------------------------------------------------------------------------------------------
                           Tustin, California, Unified School District, Special Tax Refunding Bonds (Community
                           Facilities District No. 88-1) (f):
AAA      Aaa       2,250     4.375% due 9/01/2019                                                                              1,844
AAA      Aaa       5,735     4.50% due 9/01/2024                                                                               4,622
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Walnut Valley, California, Unified School District, GO, Refunding, Series A, 7.20%
                           due 2/01/2016 (h)                                                                                   4,628
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   West Sacramento, California, Redevelopment Agency, Tax Allocation Refunding Bonds (West
                           Sacramento Redevelopment Project), 4.75% due 9/01/2027 (h)                                          2,493
====================================================================================================================================


                                      8 & 9

                         MuniYield California Insured Fund, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount    Issue                                                                                         Value
====================================================================================================================================
Puerto Rico--4.2%

AAA       Aaa       $ 4,750     Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 6.47% due 7/01/2016
                                (h)(j)                                                                                      $  4,865
------------------------------------------------------------------------------------------------------------------------------------
BBB+      Baa1        2,750     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series U, 6% due
                                7/01/2014                                                                                      2,814
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         5,000     Puerto Rico Municipal Finance Agency, GO, RIB, Series 225, 6.29% due 8/01/2012 (f)(j)          5,454
====================================================================================================================================
Total Investments (Cost--$310,098)--97.0%                                                                                    303,300

Other Assets Less Liabilities--3.0%                                                                                            9,239
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $312,539
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FHLMC Collateralized.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .....................................................              84.1%
AA/Aa .......................................................               8.8
BBB/Baa .....................................................               0.9
Other+ ......................................................               3.2
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of April 30, 2000
====================================================================================================================================
Assets:       Investments, at value (identified cost--$310,097,936) ..............................                    $ 303,300,444
              Cash ...............................................................................                          221,707
              Receivables:
                 Interest ........................................................................    $   5,513,361
                 Securities sold .................................................................        4,031,711        9,545,072
                                                                                                      -------------
              Prepaid expenses and other assets ..................................................                           11,549
                                                                                                                      -------------
              Total assets .......................................................................                      313,078,772
                                                                                                                      -------------
====================================================================================================================================
Liabilities:  Payables:
                 Dividends to shareholders .......................................................          355,758
                 Investment adviser ..............................................................          121,618         477,376
                                                                                                      -------------
              Accrued expenses and other liabilities .............................................                           62,389
                                                                                                                      -------------
              Total liabilities ..................................................................                          539,765
                                                                                                                      -------------
====================================================================================================================================
Net Assets:   Net assets .........................................................................                    $ 312,539,007
                                                                                                                      =============
====================================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.05 per share (4,000 shares of AMPS* issued and
                 outstanding at $25,000 per share liquidation preference) ........................                    $ 100,000,000
                 Common Stock, par value $.10 per share (16,549,484 shares issued and outstanding)    $   1,654,948
              Paid-in capital in excess of par ...................................................      231,014,108
              Undistributed investment income--net ...............................................        1,659,336
              Accumulated realized capital losses on investments--net ............................       (8,659,887)
              Accumulated distributions in excess of realized capital gains on investments--net ..       (6,332,006)
              Unrealized depreciation on investments--net ........................................       (6,797,492)
                                                                                                      -------------
              Total--Equivalent to $12.84 net asset value per share of Common Stock
               (market price--$12.50) ............................................................                      212,539,007
                                                                                                                      -------------
              Total capital ......................................................................                    $ 312,539,007
                                                                                                                      =============
====================================================================================================================================

            * Auction Market Preferred Stock.

              See Notes to Financial Statements.


                                     10 & 11

                         MuniYield California Insured Fund, Inc., April 30, 2000

STATEMENT OF OPERATIONS

                       For the Six Months Ended April 30, 2000
====================================================================================================================
Investment             Interest and amortization of premium and discount earned ......                  $  8,897,654
Income:
====================================================================================================================
Expenses:              Investment advisory fees ......................................   $    775,858
                       Commission fees ...............................................        129,617
                       Accounting services ...........................................         47,739
                       Professional fees .............................................         39,691
                       Transfer agent fees ...........................................         34,772
                       Listing fees ..................................................         14,348
                       Directors' fees and expenses ..................................         12,433
                       Printing and shareholder reports ..............................         11,327
                       Custodian fees ................................................         10,428
                       Pricing fees ..................................................          5,419
                       Other .........................................................         12,185
                                                                                         ------------
                       Total expenses ................................................                     1,093,817
                                                                                                        ------------
                       Investment income--net ........................................                     7,803,837
                                                                                                        ------------
====================================================================================================================
Realized &             Realized loss on investments--net .............................                    (8,659,887)
Unrealized             Change in unrealized depreciation on investments--net .........                    10,978,687
Gain (Loss) on                                                                                          ------------
Investments--Net:      Net Increase in Net Assets Resulting from Operations ..........                  $ 10,122,637
                                                                                                        ============
====================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six          For the
                                                                                                 Months Ended       Year Ended
                      Increase (Decrease) in Net Assets:                                        April 30, 2000     Oct. 31, 1999
================================================================================================================================
Operations:           Investment income--net ..............................................     $   7,803,837      $  16,153,594
                      Realized loss on investments--net ...................................        (8,659,887)        (1,867,682)
                      Change in unrealized appreciation/depreciation on investments--net ..        10,978,687        (36,831,141)
                                                                                                -------------      -------------
                      Net increase (decrease) in net assets resulting from operations .....        10,122,637        (22,545,229)
                                                                                                -------------      -------------
================================================================================================================================
Dividends &           Investment income--net:
Distributions to         Common Stock .....................................................        (6,540,356)       (13,865,703)
Shareholders:            Preferred Stock ..................................................        (1,775,600)        (1,931,760)
                      Realized gain on investments--net:
                         Common Stock .....................................................                --         (4,367,697)
                         Preferred Stock ..................................................                --           (768,544)
                      In excess of realized gain on investments--net:
                         Common Stock .....................................................                --         (5,382,533)
                         Preferred Stock ..................................................                --           (947,115)
                                                                                                -------------      -------------
                      Net decrease in net assets resulting from dividends and distributions
                       to shareholders ....................................................        (8,315,956)       (27,263,352)
                                                                                                -------------      -------------
================================================================================================================================
Capital Stock         Value of shares issued to Common Stock shareholders in reinvestment
Transactions:          of dividends and distributions .....................................                --          3,385,881
                                                                                                -------------      -------------
================================================================================================================================
Net Assets:           Total increase (decrease) in net assets .............................         1,806,681        (46,422,700)
                      Beginning of period .................................................       310,732,326        357,155,026
                                                                                                -------------      -------------
                      End of period* ......................................................     $ 312,539,007      $ 310,732,326
                                                                                                =============      =============
================================================================================================================================
                     *Undistributed investment income--net ................................     $   1,659,336      $   2,171,455
                                                                                                =============      =============
================================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                         MuniYield California Insured Fund, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

              The following per share data and ratios have been derived    For the Six
              from information provided in the financial statements.       Months Ended        For the Year Ended October 31,
                                                                             April 30,   ------------------------------------------
              Increase (Decrease) in Net Asset Value:                          2000        1999        1998       1997       1996
===================================================================================================================================
Per Share     Net asset value, beginning of period .....................    $  12.73     $  15.75    $  15.21   $  14.59   $  14.43
Operating                                                                   --------     --------    --------   --------   --------
Performance:  Investment income--net ...................................         .48          .98        1.02       1.05       1.04
              Realized and unrealized gain (loss) on investments--net ..         .14        (2.34)        .56        .63        .17
                                                                            --------     --------    --------   --------   --------
              Total from investment operations .........................         .62        (1.36)       1.58       1.68       1.21
                                                                            --------     --------    --------   --------   --------
              Less dividends and distributions to Common Stock
               shareholders:
                 Investment income--net ................................        (.40)        (.84)       (.82)      (.86)      (.84)
                 Realized gain on investments--net .....................          --         (.27)         --         --         --
                 In excess of realized gain on investments--net ........          --         (.33)         --         --         --
                                                                            --------     --------    --------   --------   --------
              Total dividends and distributions to Common Stock
               shareholders ............................................        (.40)       (1.44)       (.82)      (.86)      (.84)
                                                                            --------     --------    --------   --------   --------
              Effect of Preferred Stock activity:
               Dividends and distributions to Preferred Stock
                shareholders:
                  Investment income--net ...............................        (.11)        (.12)       (.19)      (.20)      (.21)
                  Realized gain on investments--net ....................          --         (.04)       (.03)        --         --
                  In excess of realized gain on investments--net .......          --         (.06)         --         --         --
                                                                            --------     --------    --------   --------   --------
              Total effect of Preferred Stock activity .................        (.11)        (.22)       (.22)      (.20)      (.21)
                                                                            --------     --------    --------   --------   --------
              Net asset value, end of period ...........................    $  12.84     $  12.73    $  15.75   $  15.21   $  14.59
                                                                            ========     ========    ========   ========   ========
              Market price per share, end of period ....................    $  12.50     $ 12.625    $  15.50   $ 15.125   $  13.75
                                                                            ========     ========    ========   ========   ========
===================================================================================================================================
Total         Based on market price per share ..........................        2.28%++    (10.35%)      8.13%     16.74%     15.84%
Investment                                                                  ========     ========    ========   ========   ========
Return:**     Based on net asset value per share .......................        4.19%++    (11.04%)      9.26%     10.64%      7.54%
                                                                            ========     ========    ========   ========   ========
===================================================================================================================================
Ratios Based  Total expenses*** ........................................        1.04%*        .97%        .92%       .93%       .95%
on Average                                                                  ========     ========    ========   ========   ========
Net Assets    Total investment income--net*** ..........................        7.39%*       6.73%       6.61%      7.02%      7.15%
Of Common                                                                   ========     ========    ========   ========   ========
Stock:        Amount of dividends to Preferred Stock shareholders ......        1.68%*        .80%       1.21%      1.36%      1.43%
                                                                            ========     ========    ========   ========   ========
              Investment income--net, to Common Stock shareholders .....        5.71%*       5.93%       5.40%      5.66%      5.72%
                                                                            ========     ========    ========   ========   ========
===================================================================================================================================
Ratios Based  Total expenses ...........................................         .70%*        .69%        .66%       .66%       .67%
on Total                                                                    ========     ========    ========   ========   ========
Average Net   Total investment income--net .............................        5.02%*       4.76%       4.72%      5.01%      5.06%
Assets:***+                                                                 ========     ========    ========   ========   ========
===================================================================================================================================
Ratios Based  Dividends to Preferred Stock shareholders ................        3.56%*       1.94%       3.03%      3.33%      3.42%
on Average                                                                  ========     ========    ========   ========   ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental  Net assets, net of Preferred Stock, end of period
Data:          (in thousands) ..........................................    $212,539     $210,732    $257,155   $248,376   $238,203
                                                                            ========     ========    ========   ========   ========
              Preferred Stock outstanding, end of period
               (in thousands) ..........................................    $100,000     $100,000    $100,000   $100,000   $100,000
                                                                            ========     ========    ========   ========   ========
              Portfolio turnover .......................................       56.56%       84.58%     106.63%     71.36%     79.39%
                                                                            ========     ========    ========   ========   ========
===================================================================================================================================
Leverage:     Asset coverage per $1,000 ................................    $  3,125     $  3,107    $  3,572   $  3,484   $  3,382
                                                                            ========     ========    ========   ========   ========
===================================================================================================================================
Dividends     Series A--Investment income--net .........................    $    491     $    469    $    796   $    858   $    882
Per Share                                                                   ========     ========    ========   ========   ========
On Preferred  Series B--Investment income--net .........................    $    396     $    497    $    721   $    807   $    826
Stock                                                                       ========     ========    ========   ========   ========
Outstanding:
===================================================================================================================================

            *     Annualized
            **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            ***   Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
            +     Includes Common and Preferred Stock average net assets.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.


                                    14 & 15

                         MuniYield California Insured Fund, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $165,374,237 and $169,981,939, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                       Realized     Unrealized
                                                        Losses        Losses
--------------------------------------------------------------------------------
Long-term investments ........................       $(8,304,059)   $(6,797,492)
Financial futures contracts ..................          (355,828)            --
                                                     -----------    -----------
Total ........................................       $(8,659,887)   $(6,797,492)
                                                     ===========    ===========
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $6,797,492, of which $3,917,310 related to appreciated securities and $10,714,802 related to depreciated securities. The aggregate cost as of April 30, 2000 for Federal income tax purposes was $310,097,936.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999, increased by 220,611 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 3.90% and Series B, 3.95%.

Shares issued and outstanding during the six months ended April 30, 2000 and during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $31,566 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $4,373,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 5, 2000 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065400 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


                                     16 & 17

                         MuniYield California Insured Fund, Inc., April 30, 2000

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Robert R. Martin, Director of MuniYield California Insured Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MIC

MuniYield California Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16338--4/00

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